Exhibit 99.1

FOR IMMEDIATE RELEASE
Editorial Contact Suresh Panikar Adaptec, Inc. (408) 957-2393	Investor Contact Nicole Noutsios NMN Advisors (510) 451-2952

Adaptec Reports Third Quarter Fiscal 2008 Results

Q3 Net Revenue: $41.2 million

MILPITAS, CA, January 30, 2008 -- Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported its financial results for the third quarter of fiscal 2008, which ended on December 31, 2007.

Net revenue for the Company's third quarter of fiscal 2008 was $41.2 million, compared with $60.7 million for the third quarter of fiscal 2007.

Income from continuing operations, net of taxes, computed on a generally accepted accounting principles (GAAP) basis, for the third quarter of fiscal 2008 was $1.1 million, or $0.01 per share, compared with income from continuing operations, net of taxes, of $5.1 million, or $0.04 per share, for the third quarter of fiscal 2007. GAAP net income for the third quarter of fiscal 2008 was $1.1 million, or $0.01 per share, compared with a net income of $6.4 million, or $0.05 per share, for the third quarter of fiscal 2007.

"Although we are not satisfied with the current revenue trajectory, we are very pleased with our product development efforts during the past few quarters. We have a broad array of award-winning products which we will expand further during our next fiscal quarter," said S. "Sundi" Sundaresh, President and CEO of Adaptec. "Furthermore, we remain focused on improving our operating model and maintaining the strength of our balance sheet. I am happy to note that the entire team is working diligently to brighten Adaptec's future."

Non-GAAP income from continuing operations, net of taxes, for the third quarter of fiscal 2008 was $4.6 million, or $0.04 per share, compared with non-GAAP loss from continuing operations, net of taxes, of ($5.1) million, or ($0.04) per share, for the third quarter of fiscal 2007. The non-GAAP results for all the periods presented, including, but not limited to, the third quarter of fiscal 2008, as defined below in the section "Use of Non-GAAP Financial Measures," differ from results measured under GAAP as they exclude stock-based compensation expense, expense associated with a management incentive program, amortization of acquisition-related intangible assets, restructuring costs, other charges or gains, and tax differences due to GAAP versus non-GAAP measurements. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables at the end of this press release.

Conference Call

The Adaptec third quarter fiscal 2008 earnings conference call is scheduled for 1:45 p.m. Pacific Time on January 30, 2008. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. An audio replay of the webcast will be available on Adaptec's investor relations website. A telephone replay of the teleconference will be available through February 12, 2008 by calling (888) 203-1112 in the U.S. or (719) 457-0820 internationally and referencing reservation number 4974545.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides trusted storage solutions that reliably move, manage, and protect critical data and digital content. Adaptec's software and hardware-based solutions are delivered through leading original equipment manufacturers (OEMs) and channel partners to provide storage connectivity, data protection, and networked storage to enterprises, government organizations, medium and small businesses worldwide. More information is available at www.adaptec.com.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are statements regarding future events or the future performance of Adaptec, and include statements regarding our expectation of expanding our array of products. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: if we do not meet our restructuring objectives, we may have to continue to implement additional plans in order to reduce our operating costs; achieving necessary support from the contract manufacturers to whom we have outsourced manufacturing, assembly and packaging of our products; retaining key management; Adaptec's ability to launch new software products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets' failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled "Risk Factors" included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward-looking information that is included in this release.

Adaptec is a registered trademark in the United States and other countries. Other product and company names are trademarks or registered trademarks of their respective owners.

###

Adaptec, Inc.
GAAP Condensed Consolidated Statements of Operations
(unaudited)

                                                    Three-Month Period Ended                    Nine-Month Period Ended
                                       ----------------------------------------------------  ----------------------------------
                                          December 31,      September 30      December 31,      December 31,      December 31,
                                              2007              2007              2006              2007              2006
                                       ----------------  ----------------  ----------------  ----------------  ----------------
                                                                   (in thousands, except per share amounts)

Net revenues                          $         41,162  $         43,974  $         60,650  $        127,523  $        203,274
Cost of revenues                                24,993            28,596            45,807            81,979           139,618
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Gross profit                                    16,169            15,378            14,843            45,544            63,656
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Operating expenses:
   Research and development                      8,824            10,858            12,931            31,472            43,785
   Selling, marketing
      and administrative                        14,115            14,297            15,346            43,401            46,433
   Amortization of acquisition-
      related intangible assets                    720               720             1,470             2,173             4,526
   Restructuring charges                           706             3,428              (385)            5,660             3,711
   Other charges (gains)                            --               115                --            (5,799)           13,942
                                       ----------------  ----------------  ----------------  ----------------  ----------------
      Total operating expenses                  24,365            29,418            29,362            76,907           112,397
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Loss from continuing operations                 (8,196)          (14,040)          (14,519)          (31,363)          (48,741)
Interest and other income                        8,838             7,797             6,600            23,356            18,328
Interest expense                                  (805)             (955)             (790)           (2,774)           (2,549)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Loss from continuing operations
   before income taxes                            (163)           (7,198)           (8,709)          (10,781)          (32,962)
Provision for (benefit
   from) income taxes                           (1,271)              290           (13,786)             (766)          (61,972)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Income (loss) from
   continuing operations,
      net of taxes                               1,108            (7,488)            5,077           (10,015)           29,010
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Discontinued operations:
   Income from discontinued
      operations, net of taxes                      --                --                --                --               132
   Income (loss) from disposal of
      discontinued operations,
      net of taxes                                  --              (144)            1,301              (144)            5,031
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Income (loss) from discontinued
   operations, net of taxes                         --              (144)            1,301              (144)            5,163
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Net income (loss)                     $          1,108  $         (7,632) $          6,378  $        (10,159) $         34,173
                                       ================  ================  ================  ================  ================

Income (loss) per common share:
    Basic
        Continuing operations         $           0.01  $          (0.06) $           0.04  $          (0.08) $           0.25
        Discontinued operations       $             --  $          (0.00) $           0.01  $          (0.00) $           0.04
        Net income (loss)             $           0.01  $          (0.06) $           0.05  $          (0.09) $           0.29
    Diluted
        Continuing operations         $           0.01  $          (0.06) $           0.04  $          (0.08) $           0.23
        Discontinued operations       $             --  $          (0.00) $           0.01  $          (0.00) $           0.04
        Net income (loss)             $           0.01  $          (0.06) $           0.05  $          (0.09) $           0.27

Shares used in computing
   income (loss) per share:
    Basic                                      118,987           118,405           116,959           118,430           116,298
    Diluted                                    119,622           118,405           137,330           118,430           136,437

To supplement its condensed consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides enhance the ability of the investment community to review the Company's results and projections.

The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The non-GAAP financial measures presented by the Company may be different than the non-GAAP financial measures presented by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

The Company excludes the following expenses, gains and losses from its non-GAAP financial measures, when applicable:

Stock-based compensation expense: Stock-based compensation expense consists of expenses recorded under SFAS 123(R), "Share-Based Payment," in connection with stock awards such as stock options, restricted stock awards and restricted stock units granted under the Company's equity incentive plans and shares issued pursuant to the Company's employee stock purchase plan. The Company excludes stock-based compensation expense from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company's ongoing business; the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period-over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Management incentive program: The Company excludes expenses associated with the management incentive program, which were limited cash payments made to selected members of management of an acquired company, as these payments were instituted as a component of the acquisition process and do not reflect the Company's ongoing business.

Amortization of acquisition-related intangible assets: Amortization of acquisition-related intangible assets primarily relate to core and existing technologies, patents, a trade name and customer relationships that were acquired from prior acquisitions. The Company excludes the amortization of acquisition-related intangible assets because it does not reflect the Company's ongoing business and it does not have a direct correlation to the operation of the Company's business. In addition, in accordance with GAAP, the Company generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, the Company believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangible assets in order to enhance the period-over-period comparison of its operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Restructuring charges and other charges (gains): Restructuring charges primarily relate to activities engaged in by the Company's management to simplify its infrastructure. Other charges (gains) primarily relate to the impairment of acquisition-related intangible assets from prior acquisitions and sale of long-lived assets. Restructuring charges and other charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities and the occurrence of such costs is infrequent. Although the Company has engaged in various restructuring activities over the past several years, each has been a discrete, extraordinary event based on a unique set of business objectives. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures, as it enhances the ability of investors to compare the Company's period-over-period operating results.

Income taxes: Incremental income taxes associated with certain non-GAAP items.

Adaptec, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited)

                                                    Three-Month Period Ended                    Nine-Month Period Ended
                                       ----------------------------------------------------  ----------------------------------
                                          December 31,      September 30      December 31,      December 31,      December 31,
                                              2007              2007              2006              2007              2006
                                       ----------------  ----------------  ----------------  ----------------  ----------------
                                                                            (in thousands)
GAAP income (loss) from continuing
   operations, net of taxes           $          1,108  $         (7,488) $          5,077  $        (10,015) $         29,010
   Stock-based compensation expense              1,982             1,056             2,240             4,594             6,806
   Management incentive program                     --                --                --                --               799
   Amortization of acquisition-
      related intangible assets                    720               720             1,470             2,173             4,526
   Restructuring charges                           706             3,428              (385)            5,660             3,711
   Other charges (gains)                            --               115                --            (5,799)           13,942
   Income taxes                                     52              (190)          (13,503)             (297)          (62,014)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
Non-GAAP income (loss) from continuing
      operations, net of taxes        $          4,568  $         (2,359) $         (5,101) $         (3,684) $         (3,220)
                                       ================  ================  ================  ================  ================

Shares used in computing
   income (loss) per share:
    Basic - GAAP and Non-GAAP                  118,987           118,405           116,959           118,430           116,298

    Diluted - GAAP                             119,622           118,405           137,330           118,430           136,437
        Employee options                            --                --            (1,147)               --              (915)
        3/4% convertible notes                      --                --           (19,224)               --           (19,224)
                                       ----------------  ----------------  ----------------  ----------------  ----------------
    Diluted - Non-GAAP                         119,622           118,405           116,959           118,430           116,298
                                       ================  ================  ================  ================  ================

Adaptec, Inc.
Summary Balance Sheet and Cash Flow Data
 (unaudited)

                                                                                           As of
                                                                 --------------------------------------------------------------
Balance Sheet Data                                                 December 31, 2007   March 31, 2007         December 31, 2006
---------------------------------------------------------------  ------------------  ------------------      ------------------
                                                                                       (in thousands)
Cash, cash equivalents and marketable securities                $          597,756  $          572,423      $          572,488
Accounts receivable, net                                                    29,250              34,127                  35,318
Inventories                                                                 14,363              28,717                  30,634
Other intangible assets, net                                                 3,148               7,011                  10,059
Other assets                                                                51,024              73,124                  84,871
                                                                 ------------------  ------------------      ------------------
     Total assets                                               $          695,541  $          715,402      $          733,370
                                                                 ==================  ==================      ==================

Convertible notes and current liabilities                       $          269,500  $           65,235      $           84,699
Convertible notes, less current portion and other
     long-term obligations                                                   5,894             228,009                 227,990
Stockholders' equity                                                       420,147             422,158                 420,681
                                                                 ------------------  ------------------      ------------------
     Total liabilities and stockholders' equity                 $          695,541  $          715,402      $          733,370
                                                                 ==================  ==================      ==================

                                                                                     Three-Month Period Ended
                                                                 --------------------------------------------------------------
Cash Flow Data                                                     December 31, 2007 September 30, 2007       December 31, 2006
---------------------------------------------------------------  ------------------  ------------------      ------------------
                                                                                       (in thousands)
Net income (loss)                                               $            1,108  $           (7,632)     $            6,378
Less: Income (loss) from discontinued operations, net of taxes                  --                (144)                  1,301
                                                                 ------------------  ------------------      ------------------
Income (loss) from continuing operations, net of taxes                       1,108              (7,488)                  5,077
Adjustments to reconcile income (loss) from continuing
     operations, net of taxes, to net cash provided by
     (used in) operating activites:
     Non-cash P&L items:
       Non-cash effect of tax settlement                                        --                  --                 (12,877)
       Stock-based compensation                                              1,982               1,056                   2,240
       Depreciation and amortization                                         1,533               1,783                   3,957
       Inventory-related charges                                               910               2,761                   7,788
       Other items                                                              --                 195                     (33)
     Changes in assets and liabilities                                      (7,105)              2,733                   5,728
                                                                 ------------------  ------------------      ------------------
Net cash provided by (used in) operating activities
     of continuing operations                                               (1,572)              1,040                  11,880
Net cash provided by (used in) operating activities
     of discontinued operations                                                 --                (144)                  1,897
                                                                 ------------------  ------------------      ------------------
Net cash provided by (used in) operating activities             $           (1,572) $              896      $           13,777
                                                                 ==================  ==================      ==================

Other significant cash flow activities:
     Proceeds from issuance of common stock                                    572               1,935                   1,304